                                                               Exhibit 10.05(g)


           Sixth Amendment to the Implementation Partners Agreement
                                    between
                  The Hunter Group, Inc. and PeopleSoft, Inc.

This Sixth Amendment ("Sixth Amendment") to the Agreement dated October 1, 1993 ("Agreement") is entered into by the parties as of the Sixth Amendment Effective Date.

The parties agree as follows:

1.     Definitions
Unless otherwise defined herein, capitalized terms used in this Sixth Amendment shall have the same meaning as those used in the Agreement.

"Sixth Amendment Effective Date" means May 8, 1996.

2.     Additional Software
Implementation may acquire additional licenses of the PeopleSoft Software (defined in Exhibit One), at the per copy license fee(s) specified below. The Software licenses specified below shall replace the Single User (U.S.) versions of the same, licensed via previous Amendments to the Agreement.


-------------------------------------------------------------------------------
     SOFTWARE         WORKSTATION         # COPIES      PER COPY LICENSE FEE
                        ACCESS
-------------------------------------------------------------------------------
   PeopleSoft HRMS    LAN Oracle --                  1            *
                      Unlimited Users
-------------------------------------------------------------------------------
   PeopleSoft         LAN Oracle --                  1            *
   Financials         Unlimited Users
-------------------------------------------------------------------------------
   PeopleSoft         LAN Oracle --                  1            *
   Distribution       Unlimited Users
--------------------------------------------------------------------------------
                                          TOTAL FEES:             *

--------------------------------------------------------------------------------

3.     Payment Terms
Implementor shall pay PeopleSoft the license fees set forth in section 2 entitled, "Additional Software" above.
Said fees are due *.

4.     Product Maintenance
As specified in Exhibit A of the Agreement, Implementor shall pay PeopleSoft a technical support and maintenance fee for the Software licensed under this Sixth Amendment.

5.     Precedence
In the event of conflict, this Sixth Amendment shall take precedence over the Agreement. The Agreement and this Sixth Amendment are the entire agreement between the parties concerning the subject matter hereof. All amendments to this Sixth Amendment must be in writing and signed by both parties' authorized signatories.


THE HUNTER GROUP, INC.                    PEOPLESOFT, INC.

/s/ Mary T. Weaver                        /s/ Jeffrey M. McCarthy
--------------------------                -----------------------
Authorized signature                      Authorized signature

Mary T. Weaver, Sr. VP                    Jeffrey M. McCarthy,
Senior Vice President                     Corporate Counsel
--------------------------                -----------------------
Printed name and title                    Printed name and title


--------------

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.


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                                 Exhibit One

                        Software Product Descriptions

PeopleSoft Financials consists of:     PeopleSoft HRMS consists of:
-----------------------------------    -----------------------------
PeopleSoft General Ledger              PeopleSoft Human Resources
PeopleSoft Receivables                 PeopleSoft Benefits Administration
PeopleSoft Payables                    PeopleSoft FSA Administration
PeopleSoft Asset Management            PeopleSoft Payroll
PeopleSoft Projects (formerly
Project Costing                        PeopleSoft Payroll Interface
PeopleSoft Budgets                     PeopleSoft Time and Labor
PeopleSoft Billing                     PeopleSoft Pension Administration
PeopleSoft Expenses                    Workstation Access (includes base
                                       application access, QueryLink,
                                       Crystal, Workstation SQR)
OS/2 version of the SQLBase            One OS/2 version of the SQLBase
single-user database*                  One single-single user database*
user license to use SQR with
the licensed
Product*                               PeopleTools
PS/nVision
PeopleTools


PeopleSoft Distribution consists of:   PeopleSoft Manufacturing consists of:
------------------------------------   -------------------------------------
PeopleSoft Purchase                    PeopleSoft Engineering
PeopleSoft Inventory                   PeopleSoft Bills and Routings
PeopleSoft Order Management            PeopleSoft Enterprise Planning
PeopleSoft DRP                         PeopleSoft Production Management
PeopleSoft Product Configurator        PeopleSoft Product Costing
One OS/2 version of the SQLBase        One OS/2 version of the SQLBase
single-user database*                  database*
PeopleTools                            PeopleTools

*

* included only with single user-version of the Software

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* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.